UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2016

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2016, the Board of Directors (the “Board of Directors”) of W. R. Grace & Co. (the “Company”) elected Julie Fasone Holder as a Class II Director of the Company to serve for an initial term expiring at the Company's 2019 Annual Meeting of Stockholders and until her successor shall have been duly elected and qualified. The Board of Directors appointed Ms. Holder to the Company's Audit, Nominating and Governance, Compensation, and Corporate Responsibility Committees.
For her services as a Director, Ms. Holder will participate in the Company’s standard compensation arrangements for non-employee directors, as described under the heading "Director Compensation" in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 24, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description of Exhibit

99.1	W. R. Grace & Co. press release, dated November 3, 2016 (Election of Director)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Vice President, General Counsel and Secretary

Date: November 3, 2016